                             Joint Filing Agreement



     The undersigned hereby agree that the statement on Schedule 13D with respect to the shares of Common Stock of PhyCor, Inc. is, and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.



Dated:  June 17, 1999                  WARBURG, PINCUS EQUITY
                                         PARTNERS, L.P.

                                       By: Warburg, Pincus & Co.,
                                           General Partner



                                       By: /s/ Stephen Distler
                                           -----------------------
                                           Stephen Distler
                                           Partner


Dated:  June 17, 1999                  WARBURG, PINCUS NETHERLANDS
                                         EQUITY PARTNERS I, C.V.

                                       By: Warburg, Pincus & Co.,
                                           General Partner



                                       By: /s/ Stephen Distler
                                           -----------------------
                                           Stephen Distler
                                           Partner


Dated:  June 17, 1999                  WARBURG, PINCUS NETHERLANDS
                                         EQUITY PARTNERS II, C.V.

                                       By: Warburg, Pincus & Co.,
                                           General Partner



                                       By: /s/ Stephen Distler
                                           -----------------------
                                           Stephen Distler
                                           Partner

Dated:  June 17, 1999                  WARBURG, PINCUS NETHERLANDS
                                         EQUITY PARTNERS III, C.V.

                                       By: Warburg, Pincus & Co.,
                                           General Partner



                                       By: /s/ Stephen Distler
                                           -----------------------
                                           Stephen Distler
                                           Partner


Dated:  June 17, 1999                  WARBURG, PINCUS & CO.



                                       By: /s/ Stephen Distler
                                           -----------------------
                                           Stephen Distler
                                           Partner


Dated:  June 17, 1999                  E.M. WARBURG, PINCUS & CO., LLC



                                       By: /s/ Stephen Distler
                                           -----------------------
                                           Stephen Distler
                                           Member


                                       -2-